UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 8, 2005

(Date of earliest event reported)

PEAK INTERNATIONAL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	0-29332	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38507 Cherry Street, Unit G, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 449-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. Other Events

The Company’s 2005 Annual General Meeting of Shareholders, originally scheduled to be held on August 31, 2005, is now scheduled to be held on October 11, 2005, at a time and place to be announced in the Company’s notice and proxy statement to be sent to holders of the Company’s stock as of the record date. The Company has set September 1, 2005 as the record date for determining the shareholders entitled to notice of and to vote at the 2005 Annual General Meeting. The Company currently anticipates beginning to print and mail the notice and proxy statement for the 2005 Annual General Meeting on or about September 5, 2005. The deadline for submission of a proposal by a shareholder to be included in the proxy statement is August 22, 2005. Such proposal must be submitted in accordance with the provisions of the Company’s bye-laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAK INTERNATIONAL LIMITED

Dated: August 8, 2005	By	/s/ Jack Menache
	Name:	Jack Menache
	Title:	Vice President and General Counsel